UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Emerging Markets Equity Strategies Fund

iShares Short-Term TIPS Bond Index Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd             Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report	to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	BlackRock Emerging Markets Equity Strategies Fund
➢	iShares Short-Term TIPS Bond Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2019	BlackRock Emerging Markets Equity Strategies Fund

Investment Objective

BlackRock Emerging Markets Equity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

At the country level, the Fund’s stock selection within Greece was the largest positive contributor to relative performance. Greek banks Alpha Bank AE and National Bank of Greece SA were strong performers as proposed government plans to help rebuild bank balance sheets and eliminate bad loans became more likely to be adopted. Among other individual names, the Fund’s out-of-benchmark holding in a gold miner with operations in Turkey and Greece, Eldorado Gold Corp., also added to performance as a successful refinancing plan eliminated concerns about its extensive debt. Finally, an overweight position in Russian energy giant Gazprom PJSC contributed to relative returns as the stock reacted favorably to the company’s decision to double its dividend late in the period.

By contrast, the most notable detractor from the Fund’s relative performance was its out-of-benchmark position in Israel. In particular, Israeli telecommunications company Bezeq weighed on the Fund’s returns, as the company cut its dividend during the period, creating selling pressure among investors. Among other individual stocks, the largest detractor was Chinese internet search company Baidu Inc., which reported revenue from online advertising that was weaker than expected and issued a downbeat outlook.

Describe recent portfolio activity.

The Fund increased its exposure to China early in the period by adding to positions in Bank of China Ltd. as well as casino resort company Wynn Macau, amid improved liquidity and fiscal support. The Fund also initiated its position in Baidu, which was an indirect beneficiary of its majority-owned iQIYI Inc. video streaming unit’s business improvement and better-than-expected advertising revenue trends.

Later in the period, the Fund rotated its Chinese exposure by taking some profits in strong performers like e-commerce solutions provider Baozun Inc. and construction materials company Beijing Oriental Yuhong Waterproof Technology Ltd., adding to Baidu and gas producer Kunlun Energy Ltd. as their relative valuations had become more attractive. The Fund added to its high-conviction position in Indonesian conglomerate Astra International Tbk PT and bought Turkish Airlines Inc. based on favorable valuations. Finally, among financial stocks, the Fund reduced its position in Alpha Bank AE and sold its positions in National Bank of Greece SA as well as Sberbank of Russia PJSC after their run of strong performance.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight in energy stocks and underweight in financials. From a geographical standpoint, the Fund was most overweight in Mexico and was underweight in India, while maintaining its out-of-benchmark position in Israel.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Emerging Markets Equity Strategies Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	20.25%	20.89%	N/A	21.87%	N/A
Investor A	20.04	20.46	14.14%	21.49	19.54%
Investor C	19.60	19.60	18.68	20.61	20.61
Class K	20.15	20.91	N/A	21.89	N/A
MSCI Emerging Markets Index(d)	10.58	1.21	N/A	13.93	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity instruments and related derivative instruments issued by companies in, or tied economically to, emerging markets.

(c)	The Fund commenced operations on February 29, 2016.
(d)

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,202.50	$7.10	$1,000.00	$1,018.35	$6.51	1.30%
Investor A	1,000.00	1,200.40	8.46	1,000.00	1,017.11	7.75	1.55
Investor C	1,000.00	1,196.00	12.52	1,000.00	1,013.39	11.48	2.30
Class K	1,000.00	1,201.50	6.82	1,000.00	1,018.60	6.26	1.25

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2019 (continued)	BlackRock Emerging Markets Equity Strategies Fund

Portfolio Information

GEOGRAPHICAL ALLOCATION

	Percent of Total Investments (a)
Country	Long	Short	Total
China	20%	1%	21%
Taiwan	7	1	8
South Korea	8	—	8
Brazil	4	3	7
Mexico	5	—	5
Russia	3	1	4
Turkey	3	1	4
Hong Kong	2	—	2
Argentina	3	1	4
Poland	3	—	3
United Arab Emirates	3	—	3
United Kingdom	3	—	3
Israel	3	—	3
Thailand	3	—	3
Australia	—	2	2
Malaysia	1	1	2
Indonesia	2	—	2
Qatar	—	2	2
South Africa	2	—	2
Canada	2	—	2
Colombia	1	—	1
France	—	1	1
Greece	1	—	1
India	—	1	1
Italy	1	—	1
Peru	1	—	1
Panama	1	—	1
Philippines	—	1	1
Saudi Arabia	—	1	1
United States	—	1	1

	82%	18%	100%

(a)	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

INDUSTRY

	Percentage of Total investments (a)
Industry	Long	Short	Total
Banks	13%	8%	21%
Oil, Gas & Consumable Fuels	8	—	8
Automobiles	6	—	6
Metals & Mining	5	4	9
Food Products	5	—	5
Semiconductors & Semiconductor Equipment	5	1	6
Technology Hardware, Storage & Peripherals	4	1	5
Wireless Telecommunication Services	4	—	4
Airlines	4	—	4
Interactive Media & Services	3	—	3
Hotels, Restaurants & Leisure	3	—	3
Insurance	3	1	4
Electronic Equipment, Instruments & Components	3	—	3
Real Estate Management & Development	2	1	3
Food & Staples Retailing	2	1	3
Multiline Retail	1	—	1
Chemicals	1	—	1
Construction Materials	1	—	1
Health Care Providers & Services	1	1	2
Entertainment	1	—	1
Software	1	—	1
Textiles, Apparel & Luxury Goods	1	1	2
Energy Equipment & Services	1	—	1
Media	1	—	1
Independent Power and Renewable Electricity Producers	1	—	1
Marine	1	—	1

	81%	19%	100%

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund’s Institutional, Investor A and Class K Shares returned 3.30%, 3.16% and 3.23%, respectively. For the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected (TIPS) 0-5 Years Index (Series-L) (the “Underlying Index”) returned 3.33%.

Returns for the Fund’s respective share classes differ from the Underlying Index based on individual share-class expenses.

Describe the market environment.

Prices for Treasury inflation-protected securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields.

Risk-off sentiment dominated the first quarter of 2019. Weak data in Europe and dovishness from central banks globally led investors to extend maturities, resulting in the nominal yield curve inverting between three months and 10 years for the first time since 2007. February’s non-farm payrolls number came in well-below expectations, with weakness mainly driven by weather-affected sectors. The U.S. unemployment rate fell to 3.8% in February from 4.0% in January as the impact of the government shutdown unwound, paring some of the negative sentiment. February inflation data came in slightly weaker than expected, with core consumer price index (“CPI”) inflation printing at 2.1% year-on-year versus 2.2% expected, while headline CPI (which includes volatile food and energy prices) rose 1.5% versus 1.6% expected. Although headline CPI was supported by a rise in energy and food prices, core goods moved into deflationary territory, pressured lower as medical care goods and services fell. Over the quarter, the U.S. 10-year breakeven (the rate of inflation required for a TIPS investor to match the return on a nominal Treasury of comparable maturity) rose 16 basis points to 1.87%.

The second quarter of 2019 opened with headline CPI reaching a five-month high. However, the upward trend was reversed and headline CPI fell to 1.8% year-on-year in May. Core CPI was range-bound over the quarter. The March core CPI print in early April was soft as clothing prices fell sharply by 1.9%, the worst month-on-month apparel prices decline since 1949. The decline reflected a normalization following recent strength and the effect of a methodology change introduced by the Bureau of Labor Statistics. Core CPI fell to 2% year-on-year in May. Used vehicle prices led the decline while shelter prices moderated after three months of strengthening. Core goods declined by 0.11% over May, faring better than the 0.34% decline in April.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Underlying Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2019 (continued)	iShares Short-Term TIPS Bond Index Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year	Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/o sales charge
Institutional	3.30%	3.13%	2.14%
Investor A	3.16	2.84	1.87
Class K	3.23	3.07	2.14
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)(d)	3.33	3.22	2.20

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(c)	The Fund commenced operations on February 16, 2016.
(d)

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,033.00	$0.55	$1,000.00	$1,024.25	$0.55	0.11%
Investor A	1,000.00	1,031.60	1.81	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,032.30	0.30	1,000.00	1,024.50	0.30	0.06

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 9 for further information on how expenses were calculated.

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments (a)
0-1 Year	13%
1-2 Years	22
2-3 Years	30
3-4 Years	17
4-5 Years	18

(a)	Excludes short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments (a)
U.S. Treasury Inflation Protected Security, 0.63% 4/15/23	9%
U.S. Treasury Inflation Protected Security, 0.63% 1/15/24	9
U.S. Treasury Inflation Protected Security, 0.13% 4/15/22	9
U.S. Treasury Inflation Protected Security, 0.13% 1/15/23	8
U.S. Treasury Inflation Protected Security, 1.25% 7/15/20	8

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Emerging Markets Equity Strategies Fund, as well as a service fee of 0.25% per year (but no distribution fee). With respect to BlackRock Emerging Markets Equity Strategies Fund, certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. For iShares Short-Term TIPS Bond Index Fund, Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C Shares (available only in BlackRock Emerging Markets Equity Strategies Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, BlackRock Emerging Markets Equity Strategies Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments (unaudited) June 30, 2019	BlackRock Emerging Markets Equity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.1%

Argentina — 3.6%
Grupo Financiero Galicia SA — ADR	13,459	$477,794
YPF SA, ADR	23,957	436,257

		914,051

Brazil — 3.7%
Itau Unibanco Holding SA, Preference Shares — ADR	97,422	917,715

Canada — 1.9%
Eldorado Gold Corp.(a)	83,574	485,662

China — 27.5%
Baidu, Inc. — ADR(a)	10,966	1,286,970
Bank of China Ltd., Class H	1,683,000	710,174
China Eastern Airlines Corp. Ltd., Class H(a)	942,000	553,433
China Pacific Insurance Group Co. Ltd., Class H	58,400	228,416
China Petroleum & Chemical Corp., Class H	662,000	450,967
China Resources Power Holdings Co. Ltd.	188,000	274,225
Geely Automobile Holdings Ltd.	104,000	178,322
Industrial & Commercial Bank of China Ltd., Class H	760,000	554,740
iQIYI, Inc., ADR(a)	20,753	428,549
Kunlun Energy Co. Ltd.	710,000	619,922
PetroChina Co. Ltd., ADR	5,185	285,538
PetroChina Co. Ltd., Class H	266,000	146,669
SJM Holdings Ltd.	443,000	503,748
Wynn Macau Ltd.	294,000	658,162

		6,879,835

Colombia — 1.3%
Ecopetrol SA, — ADR	18,082	330,720

Greece — 1.6%
Alpha Bank AE(a)	195,076	390,542

Hong Kong — 1.6%
Health & Happiness H&H International Holdings Ltd.	69,500	395,168

Indonesia — 2.9%
Astra International Tbk PT	1,379,100	727,382

Israel — 2.3%
Israel Chemicals Ltd.	108,477	570,693

Italy — 1.5%
Prada SpA	123,400	381,567

Malaysia — 1.3%
Sapura Energy Bhd	4,340,100	316,525

Mexico — 4.9%
Cemex SAB de CV — ADR	37,781	160,192
Fresnillo PLC	37,427	414,234
Grupo Financiero Banorte SAB de CV, Series O	62,909	364,991
Grupo Televisa SAB - ADR	33,475	282,529

		1,221,946

Panama — 1.6%
Copa Holdings SA, Class A	4,077	397,793

Peru — 1.7%
Southern Copper Corp.	11,124	432,167

Poland — 3.1%
Alior Bank SA(a)	24,364	325,438
KGHM Polska Miedz SA(a)	16,444	456,551

		781,989

Russia — 3.7%
Gazprom PJSC — ADR	48,127	353,188
Magnit PJSC	4,480	264,989

Security	Shares	Value

Russia (continued)
VTB Bank PJSC	246,545,860	$155,492
VTB Bank PJSC, — GDR	127,391	160,530

		934,199

South Africa — 2.5%
Woolworths Holdings Ltd.	183,164	634,677

South Korea — 8.8%
NCSoft Corp.	868	359,072
Pan Ocean Co. Ltd.(a)	56,891	229,001
Samsung Electronics Co. Ltd.	27,061	1,101,932
Samsung SDI Co. Ltd.	2,436	499,780

		2,189,785

Taiwan — 8.8%
Asustek Computer, Inc.	68,000	488,091
FLEXium Interconnect, Inc.	30,000	83,470
Hon Hai Precision Industry Co. Ltd.	189,000	471,539
Nanya Technology Corp.	157,000	326,408
Silicon Motion Technology Corp. - ADR	8,022	356,016
United Microelectronics Corp.	1,035,000	466,330

		2,191,854

Thailand — 1.7%
Total Access Communication PCL — NVDR	246,300	425,515

Turkey — 4.5%
Turk Hava Yollari AO(a)	279,670	621,506
Turkiye Halk Bankasi AS	501,485	496,533

		1,118,039

United Arab Emirates — 3.4%
Emaar Properties PJSC	699,392	843,602

United Kingdom — 2.2%
Airtel Africa PLC(a)	611,515	526,530
Mediclinic International PLC	6,657	25,665

		552,195

Total Long-Term Investments — 96.1% (Cost — $23,768,293)		24,033,621

Short-Term Securities — 8.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(b)(c)	2,118,597	2,118,597

Total Short-Term Securities — 8.5% (Cost — $2,118,597)		2,118,597

Total Investments — 104.6% (Cost — $25,886,890)		26,152,218

Liabilities in Excess of Other Assets — (4.6)%		(1,155,183)

Net Assets — 100.0%		$24,997,035

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Equity Strategies Fund

(c)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	471,061	1,647,536	(b)	—	2,118,597	$2,118,597	$17,570	$—	$—
iShares MSCI South Korea ETF	5,061	—		(5,061)	—	—	—	(73,658)	78,207

						$2,118,597	$17,570	$(73,658)	$78,207

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	8	09/20/19	$421	$8,098

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	35,441,511	USD	1,800,341	HSBC Bank USA N.A.	07/02/19	$46,172

USD	723,883	MXN	14,176,527	Deutsche Bank AG	07/02/19	(14,718)
USD	1,084,450	MXN	21,264,984	Deutsche Bank AG	07/02/19	(23,462)

						(38,180)

						$7,992

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Credit Suisse International	02/08/23	$1,082,288	$(41,939	)(b)	$1,063,529	14.35%
	Deutsche Bank AG	02/17/23 - 02/20/23	(386,531)	(19,965	)(c)	(404,362)	1.55
	Goldman Sachs & Co.	02/10/23	(395,408)	901		(394,507)	1.58
	HSBC Bank PLC	02/10/23 - 02/13/23	(277,793)	38,953	(d)	(233,865)	38.49

			$22,556	$(22,050)		$30,795

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 15-350 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

ICE LIBOR USD 1 Month

ICE LIBOR USD 1 Week

United States Overnight Bank Funding Rate

US Federal Funds Effective Rate (continuous series)

(b)	Amount includes $(23,180) of net dividends and financing fees.
(c)	Amount includes $(2,134) of net dividends and financing fees.
(d)	Amount includes $(4,975) of net dividends and financing fees.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Equity Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Credit Suisse International as of June 30, 2019 termination date 02/08/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Argentina
Ternium SA Sponsored — ADR	3,821	$85,705	8.1%

China
SJM Holdings Ltd.	82,000	93,245	8.8

Hong Kong
CK Hutchison Holdings Ltd.	45,500	448,800	42.2

Mexico
Cemex SAB de CV — ADR	96,728	410,127	38.6

South Korea
Korea Electric Power Corp.	28,573	632,503	59.5
Samsung Electronics Co. Ltd.	3,767	153,393	14.4

		785,896

Taiwan
Flexium Interconnect, Inc.	55,000	153,027	14.4

United Arab Emirates
NMC Health PLC	13,307	407,137	38.3

Total Reference Entity — Long		2,383,937

Reference Entity — Short

Brazil
Pagseguro Digital Ltd. Class A	(13,784)	(537,163)	(50.5)

Malaysia
IHH Healthcare Bhd	(31,500)	(44,242)	(4.2)

Russia
MMC Norilsk Nickel PJSC — ADR	(22,632)	(513,973)	(48.3)

United States
EPAM System Inc.	(1,300)	(225,030)	(21.2)

Total Reference Entity — Short		(1,320,408)

Net Value of Reference Entity — Credit Suisse International		$1,063,529

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Deutsche Bank AG as of June 30, 2019 termination dates 02/17/23 — 02/20/23:

Shares		Value	% of Basket Value

Reference Entity — Short

Malaysia
IHH Healthcare Bhd	(287,900)	$(404,362)	100.0%

Total Reference Entity — Short		(404,362)

Net Value of Reference Entity — Deutsche Bank AG		$(404,362)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of June 30, 2019 termination date 02/10/23:

	Shares	Value	% of Basket Value

Reference Entity — Short

Qatar
Qatar National Bank	(75,460)	$(394,507)	100.0%

Total Reference Entity — Short		(394,507)

Net Value of Reference Entity — Goldman Sachs & Co.		$(394,507)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of June 30, 2019 termination dates 02/10/23 — 02/13/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
OI SA	1,539,027	$641,269	(274.2)%

China
Bank of China Ltd.	400,000	168,788	(72.2)
China Pacific Insurance Group Co. Ltd., Class H	70,200	274,569	(117.4)
Geely Automobile Holdings Ltd.	274,000	469,809	(200.9)

		913,166

Israel
Bezeq The Israeli Telecommunication Corp. Ltd.	681,758	516,381	(220.8)

Malaysia
Sapura Energy Bhd.	894,300	65,221	(27.9)

Mexico
Coca Cola FAMSA SAB SP — ADR	6,243	387,940	(165.9)
Fresnillo PLC	9,492	105,056	(44.9)

		492,996

Poland
KGHM Polska Miedz SA	3,081	85,541	(36.6)
PGE Polska Grupa Energetyczna SA	180,823	465,050	(198.8)

		550,591

Russia
Gazprom PJSC — ADR	30,398	223,081	(95.4)

South Korea
NCSoft Corp.	136	56,260	(24.1)

Taiwan
Yageo Corp.	36,000	307,545	(131.5)

Thailand
Siam Commercial Bank NVDR	131,200	597,095	(255.3)

United Kingdom
Prudential PLC	26,709	583,083	(249.3)

Total Reference Entity — Long		4,946,688

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Equity Strategies Fund

	Shares	Value	% of Basket Value

Reference Entity — Short

Argentina
Mercadolibre, Inc.	(899)	$(549,981)	235.2%

Australia
Fortescue Metals Group Ltd.	(67,325)	(428,159)	183.1
Rio Tinto Ltd.	(6,256)	(458,097)	195.9

		(886,256)

Brazil
StoneCo. Ltd.	(15,623)	(462,128)	197.6

China
AIA Group Ltd.	(35,400)	(382,281)	163.5

France
Kering SA	(744)	(439,126)	187.8

India
ICICI Bank Ltd. — ADR	(33,804)	(425,592)	182.0

	Shares	Value	% of Basket Value

Malaysia
IHH Healthcare Bhd	(28,000)	$(39,327)	16.8%

Philippines
Ayala Land, Inc.	(356,400)	(353,581)	151.2

Qatar
Commercial Bank PQSC	(205,220)	(258,560)	110.5

Saudi Arabia
National Commercial Bank	(28,912)	(427,087)	182.6

Taiwan
Radiant Opto-Electronics Corp.	(123,000)	(413,354)	176.7

Turkey
Turkiye Garanti Bankasi AS	(345,977)	(543,280)	232.3

Total Reference Entity — Short		(5,180,553)

Net Value of Reference Entity — HSBC Bank PLC		$(233,865)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$39,854	$(61,904)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$8,098	$—	$—	$—	$8,098
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	46,172	—	—	46,172
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	39,854	—	—	—	39,854

	$—	$—	$47,952	$46,172	$—	$—	$94,124

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$38,180	$—	$—	$38,180
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	61,904	—	—	—	61,904

	$—	$—	$61,904	$38,180	$—	$—	$100,084

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Equity Strategies Fund

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$19,336	$—	$—	$—	$19,336
Swap	—	—	336,636	—	—	—	336,636

	$—	$—	$355,972	$—	$—	$—	$355,972

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$8,098	$—	$—	$—	$8,098
Forward foreign currency exchange contracts	—	—	—	7,992	—	—	7,992
Swap	—	—	73,725	—	—	—	73,725

	$—	$—	$81,823	$7,992	$—	$—	$89,815

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$210,680
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$904,167
Average amounts sold — in USD	$900,171
Total return swaps:
Average notional value	$(61,798)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$—	$1,080
Forward foreign currency exchange contracts	46,172	38,180
Swap — OTC(a)	39,854	61,904

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$86,026	$101,164

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,080)

Total derivative assets and liabilities subject to an MNA	$86,026	$100,084

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available For Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
HSBC Bank PLC	$38,953	$—	$—	$—	$38,953
HSBC Bank USA N.A.	46,172				46,172
Goldman Sachs & Co.	901	—	—	—	901

	$86,026	$—	$—	$—	$86,026

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available For Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)
Credit Suisse International	$41,939	$—	$—	$—	$41,939
Deutsche Bank AG	58,145	—	—	—	58,145

	$100,084	$—	$—	$—	$100,084

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Equity Strategies Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$914,051	$—	$—	$914,051
Brazil	917,715	—	—	917,715
Canada	485,662	—	—	485,662
China	2,001,057	4,878,778	—	6,879,835
Colombia	330,720	—	—	330,720
Greece	—	390,542	—	390,542
Hong Kong	—	395,168	—	395,168
Indonesia	—	727,382	—	727,382
Israel	—	570,693	—	570,693
Italy	—	381,567	—	381,567
Malaysia	—	316,525	—	316,525
Mexico	807,712	414,234	—	1,221,946
Panama	397,793	—	—	397,793
Peru	432,167	—	—	432,167
Poland	—	781,989	—	781,989
Russia	—	934,199	—	934,199
South Africa	—	634,677	—	634,677
South Korea	—	2,189,785	—	2,189,785
Taiwan	356,016	1,835,838	—	2,191,854
Thailand	—	425,515	—	425,515
Turkey	—	1,118,039	—	1,118,039
United Arab Emirates	—	843,602	—	843,602
United Kingdom	526,530	25,665	—	552,195
Short-Term Securities	2,118,597	—	—	2,118,597

	$9,288,020	$16,864,198	$—	$26,152,218

Derivative Financial Instruments (a)
Assets:
Equity contracts	$8,098	$39,854	$—	$47,952
Forward foreign currency contracts	—	46,172	—	46,172
Liabilities:
Equity contracts	—	(61,904)	—	(61,904)
Forward foreign currency contracts	—	(38,180)	—	(38,180)

	$8,098	$(14,058)	$—	$(5,960)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) June 30, 2019	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 95.6%
U.S. Treasury Inflation Protected Security:
1.88%, 07/15/19	$242	$241,779
1.38%, 01/15/20	228	227,538
0.13%, 04/15/20	396	392,004
1.25%, 07/15/20	554	557,728
1.13%, 01/15/21	390	392,667
0.13%, 04/15/21	560	555,043
0.63%, 07/15/21	453	456,249
0.13%, 01/15/22	469	466,209
0.13%, 04/15/22	608	603,324
0.13%, 07/15/22	529	527,265
0.13%, 01/15/23	573	570,144
0.63%, 04/15/23	619	626,022
0.38%, 07/15/23	436	439,382
0.63%, 01/15/24	601	611,638
0.50%, 04/15/24	203	205,142

Total Long-Term Investments — 95.6% (Cost — $6,840,241)		6,872,134

Security	Shares	Value

Short-Term Securities — 0.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.34% (a)(b)	62,404	$62,404

Total Short-Term Securities — 0.9% (Cost — $62,404)		62,404

Total Investments — 96.5% (Cost — $6,902,645)		6,934,538

Other Assets Less Liabilities — 3.5%		250,023

Net Assets — 100.0%		$7,184,561

(a)	Annualized 7-day yield as of period end.

(b)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/ affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	51,079	11,325	62,404	$62,404	$821	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
U.S. Treasury Obligations	$—	$6,872,134	$—	$6,872,134
Short-Term Securities	62,404	—	—	62,404

	$62,404	$6,872,134	$—	$6,934,538

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2019

	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

ASSETS
Investments at value — unaffiliated(a)	$24,033,621	$6,872,134
Investments at value — affiliated(b)	2,118,597	62,404
Cash pledged for futures contracts	24,000	—
Foreign currency at value(c)	33,816	—
Receivables:
Investments sold	500,124	32,055
Swaps	391,965	—
Capital shares sold	16,521	404,043
Dividends — affiliated	—	87
Dividends — unaffiliated	82,038	—
Interest — unaffiliated	4,947	14,893
From the Manager	6,058	16,552
Unrealized appreciation on:
Forward foreign currency exchange contracts	46,172	—
OTC swaps	39,854	—
Prepaid expenses	41,788	29,743

Total assets	27,339,501	7,431,911

LIABILITIES
Payables:
Investments purchased	1,400,822	83,374
Swaps	641,782	—
Administration fees	58	—
Board realignment and consolidation	1,121	—
Capital shares redeemed	—	83,605
Income dividend distributions	—	5,547
Trustees’ and Officer’s fees	726	—
Other accrued expenses	195,684	74,695
Service and distribution fees	1,109	129
Variation margin on futures contracts	1,080	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	38,180	—
OTC swaps	61,904	—

Total liabilities	2,342,466	247,350

NET ASSETS	$24,997,035	$7,184,561

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2019

	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

NET ASSETS CONSIST OF
Paid-in capital	$24,146,618	$7,244,363
Accumulated earnings (loss)	850,417	(59,802)

NET ASSETS	$24,997,035	$7,184,561

Institutional
Net assets	$10,843,342	$979,912

Shares outstanding(d)	946,200	98,602

Net asset value	$11.46	$9.94

Investor A
Net assets	$5,649,878	$634,614

Shares outstanding(d)	496,345	63,933

Net asset value	$11.38	$9.93

Investor C
Net assets	$113,815	$—

Shares outstanding(d)	9,972	—

Net asset value	$11.41	$—

Class K
Net assets	$8,390,000	$5,570,035

Shares outstanding(d)	732,566	560,903

Net asset value	$11.45	$9.93

(a) Investments at cost — unaffiliated	$23,768,293	$6,840,241

(b) Investments at cost — affiliated	$2,118,597	$62,404

(c) Foreign currency at cost	$33,811	$—

(d) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2019

	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

INVESTMENT INCOME
Dividends — affiliated	$17,570	$821
Dividends — unaffiliated	299,291	—
Interest — unaffiliated	—	90,766
Foreign taxes withheld	(21,191)	—

Total investment income	295,670	91,587

EXPENSES
Investment advisory	96,959	244
Professional	66,563	41,882
Custodian	50,252	257
Registration	29,818	24,078
Printing	15,743	12,371
Accounting services	8,134	4,549
Trustees and Officer	5,259	5,102
Service and distribution — class specific	4,299	722
Administration	4,121	—
Transfer agent — class specific	3,391	2,119
Administration — class specific	1,939	—
Miscellaneous	8,348	5,743

Total expenses	294,826	97,067
Less:
Fees waived and/or reimbursed by the Manager	(159,708)	(92,706)
Fees waived and/or reimbursed by the Administrator	(4,121)	—
Fees waived and/or reimbursed by administrator — class specific	(1,626)	—
Transfer agent fees waived and/or reimbursed — class specific	(955)	(1,745)

Total expenses after fees waived and/or reimbursed	128,416	2,616

Net investment income	167,254	88,971

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(73,658)	—
Investments — unaffiliated	1,273,892	(4,446)
Futures contracts	19,336	—
Foreign currency transactions	(13,959)	—
Swaps	336,636	—

	1,542,247	(4,446)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	78,207	—
Investments — unaffiliated	1,256,548	75,425
Futures contracts	8,098	—
Forward foreign currency exchange contracts	7,992	—
Foreign currency translations	(3,197)	—
Swaps	73,725	—

	1,421,373	75,425

Net realized and unrealized gain	2,963,620	70,979

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,130,874	$159,950

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets

	BlackRock Emerging Markets Equity Strategies Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$167,254	$375,123
Net realized gain	1,542,247	4,536,396
Net change in unrealized appreciation (depreciation)	1,421,373	(3,745,158)

Net increase in net assets resulting from operations	3,130,874	1,166,361

DISTRIBUTIONS(a)
Institutional	—	(1,397,181)
Investor A	—	(232,916)
Investor B	—	(20,011)
Investor C	—	—
Class K	—	(1,760,590)

Decrease in net assets resulting from distributions to shareholders	—	(3,410,698)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	8,017,695	(27,821,715)

NET ASSETS
Total increase (decrease) in net assets	11,148,569	(30,066,052)
Beginning of period	13,848,466	43,914,518

End of period	$24,997,035	$13,848,466

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Short-Term TIPS Bond Index Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$88,971	$85,830
Net realized loss	(4,446)	(73,767)
Net change in unrealized appreciation (depreciation)	75,425	3,041

Net increase in net assets resulting from operations	159,950	15,104

DISTRIBUTIONS(a)
Institutional	(11,031)	(46,383)
Investor A	(7,301)	(7,691)
Class K	(70,693)	(31,488)

Decrease in net assets resulting from distributions to shareholders	(89,025)	(85,562)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,823,487	(1,380,816)

NET ASSETS
Total increase (decrease) in net assets	3,894,412	(1,451,274)
Beginning of period	3,290,149	4,741,423

End of period	$7,184,561	$3,290,149

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund

	Institutional
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,		Period from 02/29/16 (a) to 12/31/16
			2018	2017

Net asset value, beginning of period	$9.53		$12.77	$10.24	$10.00

Net investment income(b)	0.10		0.17 (c)	0.18	0.23
Net realized and unrealized gain (loss)	1.83		(0.39)	3.27	2.00

Net increase (decrease) from investment operations	1.93		(0.22)	3.45	2.23

Distributions(d)
From net investment income	—		(2.43)	—	(0.46)
From net realized gain	—		(0.59)	(0.92)	(1.53)

Total distributions	—		(3.02)	(0.92)	(1.99)

Net asset value, end of period	$11.46		$9.53	$12.77	$10.24

Total Return(e)
Based on net asset value	20.25	%(f)	(1.59)%	33.72%	22.20	%(f)

Ratios to Average Net Assets(g)
Total expenses	2.98	%(h)	2.47%	2.26%	6.31	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.30	%(h)	1.28%	1.27%	1.28	%(h)

Net investment income	1.86	%(h)	1.30%	1.37%	2.37	%(h)

Supplemental Data
Net assets, end of period (000)	$10,843		$5,631	$36,318	$375

Portfolio turnover rate(j)	78%		254%	165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 02/29/16 to 12/31/16
		2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 6.93%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)

	Investor A
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,		Period from 02/29/16 (a) to 12/31/16
			2018	2017

Net asset value, beginning of period	$9.48		$12.76	$10.24	$10.00

Net investment income(b)	0.11		0.17 (c)	0.13	0.21
Net realized and unrealized gain (loss)	1.79		(0.43)	3.27	2.00

Net increase (decrease) from investment operations	1.90		(0.26)	3.40	2.21

Distributions(d)
From net investment income	—		(2.43)	—	(0.44)
From net realized gain	—		(0.59)	(0.88)	(1.53)

Total distributions	—		(3.02)	(0.88)	(1.97)

Net asset value, end of period	$11.38		$9.48	$12.76	$10.24

Total Return(e)
Based on net asset value	20.04	%(f)	(1.93)%	33.30%	21.94	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.24	%(h)	4.04%	3.45%	6.82	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.55	%(h)	1.56%	1.55%	1.54	%(h)

Net investment income	2.07	%(h)	1.40%	1.09%	2.14	%(h)

Supplemental Data
Net assets, end of period (000)	$5,650		$1,162	$87	$61

Portfolio turnover rate(j)	78%		254%	165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 02/29/16 to 12/31/16
		2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 7.48%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)

	Investor C
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
			2018		2017

Net asset value, beginning of period	$9.54		$12.75		$10.24	$10.00

Net investment income (loss)(b)	(0.28)		0.09	(c)	0.04	0.13
Net realized and unrealized gain (loss)	2.15		(0.43)		3.26	2.00

Net increase (decrease) from investment operations	1.87		(0.34)		3.30	2.13

Distributions(d)
From net investment income	—		(2.28)		—	(0.36)
From net realized gain	—		(0.59)		(0.79)	(1.53)

Total distributions	—		(2.87)		(0.79)	(1.89)

Net asset value, end of period	$11.41		$9.54		$12.75	$10.24

Total Return(e)
Based on net asset value	19.60	%(f)	(2.59)%		32.29%	21.20	%(f)

Ratios to Average Net Assets(g)
Total expenses	4.18	%(h)	4.38%		4.12%	7.53	%(h)(i)

Total expenses after fees waived and/or reimbursed	2.30	%(h)	2.31%		2.30%	2.30	%(h)

Net investment income (loss)	(5.15	)%(h)	0.73	%(c)	0.35%	1.38	%(h)

Supplemental Data
Net assets, end of period (000)	$114		$81		$84	$61

Portfolio turnover rate(j)	78%		254%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 02/29/16 to 12/31/16
		2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 8.20%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)

	Class K
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
			2018		2017

Net asset value, beginning of period	$9.53		$12.77		$10.24	$10.00

Net investment income(b)	0.08		0.24	(c)	0.17	0.24
Net realized and unrealized gain (loss)	1.84		(0.45)		3.28	1.99

Net increase (decrease) from investment operations	1.92		(0.21)		3.45	2.23

Distributions(d)
From net investment income	—		(2.44)		—	(0.46)
From net realized gain	—		(0.59)		(0.92)	(1.53)

Total distributions	—		(3.03)		(0.92)	(1.99)

Net asset value, end of period	$11.45		$9.53		$12.77	$10.24

Total Return(e)
Based on net asset value	20.15	%(f)	(1.49)%		33.73%	22.23	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.01	%(h)	3.14%		3.06%	6.48	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.25	%(h)	1.26%		1.25%	1.25	%(h)

Net investment income	1.47	%(h)	1.90	%(c)	1.39%	2.43	%(h)

Supplemental Data
Net assets, end of period (000)	$8,390		$6,975		$7,426	$5,956

Portfolio turnover rate(j)	78%		254%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 02/29/16 to 12/31/16
		2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 7.14%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index

	Institutional
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,			Period from 02/16/16 (a) to 12/31/16
			2018	2017

Net asset value, beginning of period	$9.74		$9.95	$10.05		$10.00

Net investment income(b)	0.06		0.22	0.16		0.17
Net realized and unrealized gain (loss)	0.26		(0.16)	(0.08)		0.08

Net increase from investment operations	0.32		0.06	0.08		0.25

Distributions(c)
From net investment income	(0.12)		(0.26)	(0.18)		(0.19)
From net realized gain	—		(0.01)	—		(0.01)
From return of capital	—		—	(0.00	)(d)	—

Total distributions	(0.12)		(0.27)	(0.18)		(0.20)

Net asset value, end of period	$9.94		$9.74	$9.95		$10.05

Total Return(e)
Based on net asset value	3.30	%(f)	0.56%	0.88%		2.49	%(f)

Ratios to Average Net Assets
Total expenses	4.31	%(g)	4.96%	5.07%		18.22	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.11	%(g)	0.09%	0.08%		0.09	%(g)(h)

Net investment income	1.19	%(g)	2.19%	1.64%		1.91	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$980		$976	$3,348		$476

Portfolio turnover rate	14%		80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 19.98%.

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Investor A
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,			Period from 02/16/16 (a) to 12/31/16
			2018	2017

Net asset value, beginning of period	$9.74		$9.95	$10.04		$10.00

Net investment income(b)	0.12		0.20	0.14		0.16
Net realized and unrealized gain (loss)	0.19		(0.18)	(0.07)		0.06

Net increase from investment operations	0.31		0.02	0.07		0.22

Distributions(c)
From net investment income	(0.12)		(0.22)	(0.16)		(0.17)
From net realized gain	—		(0.01)	—		(0.01)
From return of capital	—		—	(0.00	)(d)	—

Total distributions	(0.12)		(0.23)	(0.16)		(0.18)

Net asset value, end of period	$9.93		$9.74	$9.95		$10.04

Total Return(e)
Based on net asset value	3.16	%(f)	0.22%	0.76%		2.18	%(f)

Ratios to Average Net Assets
Total expenses	4.54	%(g)	6.40%	6.24%		20.84	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.36%	0.36%		0.36	%(g)(h)

Net investment income	2.37	%(g)	2.00%	1.35%		1.81	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$635		$526	$256		$62

Portfolio turnover rate	14%		80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.90%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Class K
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,			Period from 02/16/16 (a) to 12/31/16
			2018	2017

Net asset value, beginning of period	$9.76		$9.95	$10.05		$10.00

Net investment income(b)	0.22		0.31	0.25		0.19
Net realized and unrealized gain (loss)	0.09		(0.25)	(0.16)		0.06

Net increase from investment operations	0.31		0.06	0.09		0.25

Distributions(c)
From net investment income	(0.14)		(0.24)	(0.19)		(0.19)
From net realized gain	—		(0.01)	—		(0.01)
From return of capital	—		—	(0.00	)(d)	—

Total distributions	(0.14)		(0.25)	(0.19)		(0.20)

Net asset value, end of period	$9.93		$9.76	$9.95		$10.05

Total Return(e)
Based on net asset value	3.23	%(f)	0.60%	0.89%		2.52	%(f)

Ratios to Average Net Assets
Total expenses	3.80	%(g)	5.80%	2.82%		20.61	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.06%	0.06%		0.06	%(g)(h)

Net investment income	4.55	%(g)	3.13%	2.45%		2.17	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$5,570		$1,788	$1,138		$904

Portfolio turnover rate	14%		80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.68%.

See notes to financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock FundsSM	BlackRock Emerging Markets Equity Strategies Fund	Emerging Markets Equity Strategies	Diversified
	iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares (available only in Emerging Markets Equity Strategies) may be subject to a CDSC. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, Emerging Markets Equity Strategies adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional and Class K Shares	No		No		None
Investor A Shares	Yes	(a)	No	(b)	None
Investor C Shares	No		Yes		To Investor A Shares after approximately 10 years

(a)	No initial sales charge for Short-Term TIPS Bond Index.
(b)	Investor A Shares of Emerging Markets Equity Strategies may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Emerging Markets Equity Strategies will distribute net investment income, if any, at least annually. Short-Term TIPS Bond will distribute net investment income, if any, at least monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets Equity Strategies pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets as follows:

Average Daily Net Assets	Advisory fees
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94
$3 Billion — $5 Billion	0.90
$5 Billion — $10 Billion	0.87
Greater than $10 Billion	0.85

Short-Term TIPS Bond Index pays the Manager a monthly fee at an annual rate of 0.01% of the Fund’s average daily net assets.

With respect to Emerging Markets Equity Strategies, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager also entered into a separate sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. With respect to Short-Term TIPS Bond Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BIL, BFA and BAMNAL for services they provide, for that portion of the applicable Fund for which they act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C(a)	0.25	0.75

(a)	Emerging Markets Equity Strategies.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Emerging Markets Equity Strategies	$3,767	$532	$4,299
Short-Term TIPS Bond Index	722	N/A	722

Administration: The Trust, on behalf of Emerging Markets Equity Strategies, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Administrator charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Administration Fees	Institutional	Investor A	Investor C	Investor K	Total
Emerging Markets Equity Strategies	$838	$302	$11	$788	$1,939

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2019, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Investor K	Total
Emerging Markets Equity Strategies	$37	$24	$11	$11	$83
Short-Term TIPS Bond Index	14	74	N/A	36	124

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Funds:

	Institutional	Investor A	Investor C	Investor K	Total
Emerging Markets Equity Strategies	$1,691	$1,584	$105	$11	$3,391
Short-Term TIPS Bond Index	651	591	N/A	877	2,119

Other Fees: For the six months ended June 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares as follows:

Emerging Markets Equity Strategies
Investor A	$759

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2019, the amounts waived were as follows:

Emerging Markets Equity Strategies	$547
Short-Term TIPS Bond Index	24

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2019, Emerging Markets Equity Strategies waived $114 in investment advisory fees pursuant to these arrangements.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Investor K
Emerging Markets Equity Strategies	1.30%	1.55%	2.30%	1.25%
Short-Term TIPS Bond Index	0.11	0.36	N/A	0.06

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as fees waived and/or reimbursed by administrator — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2019, the amounts included in fees waivers and/or reimbursements by the Manager are as follows:

Emerging Markets Equity Strategies	$163,168
Short-Term TIPS Bond Index	92,682

For the six months ended June 30, 2019, class specific expense waivers are as follows:

Administration Fees Waived — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Equity Strategies	$527	$302	$11	$786	$1,626

Transfer Agent Fees Waived and/or Reimbursed — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Equity Strategies	$35	$831	$78	$11	$955
Short-Term TIPS Bond Index	422	446	N/A	877	1,745

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

On June 30, 2019, the Funds’ level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring Month 31,
	2019	2020	2021
Emerging Markets Equity Strategies Fund
Fund Level	$327,847	$351,901	$163,168
Institutional	8	—	562
Investor A	93	369	1,133
Investor C	66	95	89
Class K	1,486	1,529	797
Short-Term TIPS Bond Index Fund
Fund Level	$208,731	$176,815	$92,682
Institutional	791	851	422
Investor A	294	993	446
Class K	232	824	877

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust and are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments and excluding short-term securities, were as follows:

Purchases
	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Non-U.S. Government Securities	$23,428,762	$—
U.S. Government Securities	—	3,946,366

	$23,428,762	$3,946,366

Sales
	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Non-U.S. Government Securities	$14,412,155	$—
U.S. Government Securities	—	624,860

	$14,412,155	$624,860

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the two years ended December 31, 2018 and the period ended December 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of December 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

Short-Term TIPS Bond Index	$64,274

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Tax cost	$26,720,637	$6,925,703

Gross unrealized appreciation	$1,613,906	$41,292
Gross unrealized depreciation	(2,188,285)	(32,457)

Net unrealized appreciation (depreciation)	$(574,379)	$8,835

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchanged-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
Emerging Markets Equity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	427,991	$4,740,919	1,830,278	$24,348,774
Shares issued in reinvestment of distributions	—	—	141,824	1,393,653
Shares redeemed	(72,502)	(785,205)	(4,226,030)	(56,351,780)

Net increase (decrease)	355,489	$3,955,714	(2,253,928)	$(30,609,353)

Investor A
Shares sold	454,422	$4,932,213	104,545	$1,267,654
Shares issued in reinvestment of distributions	—	—	24,353	229,396
Shares redeemed	(80,604)	(889,789)	(13,166)	(152,072)

Net increase	373,818	$4,042,424	115,732	$1,344,978

Investor C
Shares sold	1,788	$19,132	4,716	$59,783
Shares issued in reinvestment of distributions	—	—	1,728	16,514
Shares redeemed	(310)	(3,509)	(4,513)	(51,994)

Net increase	1,478	$15,623	1,931	$24,303

Class K
Shares sold	374	$3,934	—	$—
Shares issued in reinvestment of distributions	—	—	150,569	1,418,357
Shares redeemed	—	—	—	—

Net increase	374	$3,934	150,569	$1,418,357

Total Net Increase (Decrease)	731,159	$8,017,695	(1,985,696)	$(27,821,715)

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/19		Year Ended 12/31/18
Short-Term TIPS Bond Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	22,513	$223,068	181,524	$1,786,148
Shares issued in reinvestment of distributions	1,057	10,498	3,746	36,973
Shares redeemed	(25,182)	(248,757)	(421,379)	(4,155,121)

Net decrease	(1,612)	$(15,191)	(236,109)	$(2,332,000)

Investor A
Shares sold	9,533	$94,084	40,675	$400,196
Shares issued in reinvestment of distributions	672	6,673	640	6,282
Shares redeemed	(271)	(2,672)	(13,026)	(129,031)

Net increase	9,934	$98,085	28,289	$277,447

Class K
Shares sold	435,510	$4,312,941	73,458	$718,634
Shares issued in reinvestment of distributions	5,809	57,656	909	8,946
Shares redeemed	(63,672)	(630,004)	(5,474)	(53,843)

Net increase	377,647	3,740,593	68,893	$673,737

Total Net Increase (Decrease)	385,969	$3,823,487	(138,927)	$(1,380,816)

As of June 30, 2019, shares of Funds owned by BlackRock HoldCo. 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Equity Strategies	7,540	7,530	7,379	732,192
Short-Term TIPS Bond Index	5,000	5,000	N/A	90,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Markets Equity Strategies Fund (“Emerging Markets Equity Strategies Fund”) and iShares Short-Term TIPS Bond Index Fund (“TIPS Bond Index Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of (i) the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to Emerging Markets Equity Strategies Fund (the “Emerging Markets Equity Strategies Fund BIL Sub-Advisory Agreement’’); (ii) the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BNA”) with respect to Emerging Markets Equity Strategies Fund (the “Emerging Markets Equity Strategies Fund BNA Sub-Advisory Agreement”); and (iii) the sub-advisory agreement between the Manager and BlackRock Fund Advisors (“BFA,” and together with BIL and BNA, the “Sub-Advisors”) with respect to TIPS Bond Index Fund (the “TIPS Bond Index Fund Sub-Advisory Agreement”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement, the Emerging Markets Equity Strategies Fund BIL Sub-Advisory Agreement, the Emerging Markets Equity Strategies Fund BNA Sub-Advisory Agreement and the TIPS Bond Index Fund Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of Fund service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, in the case of TIPS Bond Index Fund, the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year and since-inception periods reported, Emerging Markets Equity Strategies Fund ranked in the first quartile, against its Performance Peers.

The Board noted that for the past two one-year periods reported, TIPS Bond Index Fund’s net performance was within the tolerance range of its benchmark for one of the two periods. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s out of tolerance performance over applicable periods.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that TIPS Bond Index Fund’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and third out of four funds, respectively, relative to the Fund’s Expense Peers.

The Board noted that Emerging Markets Equity Strategies Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, (ii) the Emerging Markets Equity Strategies Fund BIL Sub-Advisory Agreement between the Manager and BIL with respect to Emerging Markets

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Equity Strategies Fund, (iii) the Emerging Markets Equity Strategies Fund BNA Sub-Advisory Agreement between the Manager and BNA with respect to Emerging Markets Equity Strategies Fund, and (iv) the TIPS Bond Index Fund Sub-Advisory Agreement between the Manager and BFA with respect to TIPS Bond Index Fund, each for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as applicable, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	43

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management

North Asia Limited(a)

Hong Kong

BlackRock Fund Advisors(b)

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Emerging Markets Equity Strategies Fund.
(b)	For iShares Short-Term TIPS Bond Index Fund.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	45

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report Currency

MXN	Mexican Peso

USD	United States Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

NVDR	Non-voting Depository Receipts

OTC	Over-the-Counter

PCL	Public Company Limited

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

STRAT-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: September 3, 2019

4